UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2015

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	333-197780	45-1255683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, Suite 1100

Phoenix, AZ 85016

(Address of principal executive offices, including zip code)

(800) 606-3610

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

ARC Properties Operating Partnership, L.P. (the “Company”) is filing this Current Report on Form 8-K to amend and restate its previously-issued audited consolidated financial statements and related information for the fiscal years ended December 31, 2013 and 2012 and its previously-issued unaudited consolidated financial statements and related information for the fiscal periods ended June 30, 2014 and 2013. The amendments and restatements follow the Company’s filing of a Current Report on Form 8-K on October 30, 2014 in which the Company reported that the Audit Committee of the Board of Directors of American Realty Capital Properties, Inc. (“ARCP”), the sole general partner of the Company, concluded that the previously-issued annual audited consolidated financial statements and other financial information for the fiscal year ended December 31, 2013 contained in the Company’s Final Prospectus filed pursuant to Rule 424(b)(3), dated September 12, 2014, contained in the Company’s Registration Statement on Form S-4 (File no. 333-197780) (the “Prospectus”), the previously-issued unaudited consolidated financial statements and other financial information as of June 30, 2014 and for the periods then ended contained in the Prospectus and the Company’s other financial communications for such periods (collectively, the “Prior Financial Information”) should no longer be relied upon.

Concurrently with the filing of this Current Report on Form 8-K, ARCP is filing amendments to its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and its Quarterly Reports on Form 10-Q for the fiscal periods ended March 31, 2014 and June 30, 2014, and the Company and ARCP are together filing a Quarterly Report on Form 10-Q as co-registrants for the fiscal period ended September 30, 2014 (The “Third Quarter 10-Q”).

The restated Prior Financial Information for the periods ended December 31, 2013 and 2012 and June 30, 2014 and 2013, included in Exhibit 99.1 hereto, restate the financial statements previously presented in the Prospectus for those periods and certain notes related thereto. Notes to the financial statements contained in Exhibit 99.1 which have been restated are designated as such. All other notes to the financial statements presented therein are presented as originally presented in the Prospectus.

Additionally, an amended and restated Management’s Discussion and Analysis of Financial Condition and Liquidity and Capital Resources (the “MD&A”) for the periods restated in Exhibit 99.1 is included in Exhibit 99.1.

The amended and restated Prior Financial Information and the amended and restated MD&A contained in Exhibit 99.1 supersede and replace the Prior Financial Information and MD&A contained in the Prospectus. The information contained in Exhibit 99.1 is incorporated by reference herein in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Amended and Restated Prior Financial Information and MD&A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

By:	American Realty Capital Properties, Inc., its sole general partner

By:	/s/ Michael Sodo
Name:	Michael Sodo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: March 2, 2015

Exhibit Index

Exhibit No.	Description

99.1	Amended and Restated Prior Financial Information and MD&A

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